               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report (Date of earliest event reported):  May 15, 2003
                                                   --------------

                      Alfa International Corp.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)




   New Jersey               0-17264           22-2216835
----------------         -------------      ---------------
(State or other          (Commission        (IRS Employer
jurisdiction of           File Number)       Identification
incorporation)                                  Number)



  350 Fifth Avenue, Suite 1103, New York, N.Y. 10118     10118
  --------------------------------------------------    ----------
    (Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code  (212)563-4141
                                                    --------------










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Item 5.  OTHER EVENTS
----------------------

     On April 30, 2003 Journey of Light (Jersey),Ltd.("JOL")signed a real estate development contract with the government of Qatar.

     Alfa International Corp.(the "Company")holds an option to acquire all or part of JOL in accordance with the terms of the letter agreement between Alfa and JOL originally dated August 2, 2002 and amended on November 19, 2002 and March 4, 2003 and attached as an exhibit to Alfa's annual filing on Form 10-KSB with the Securities & Exchange Commission for the year ended December 31, 2002.

     An acquisition of JOL by Alfa, if any, will be subject to the approval of the Alfa shareholders. Alfa's option does not expire until approximately December 2004 and as of the date hereof, Alfa has not decided whether or not to exercise its option to acquire JOL.

     Frank J. Drohan is the president of Alfa and of JOL.


Item 7.  Exhibits

     (c) A copy of the press release dated May 15, 2003 is attached hereto as Exhibit A.


                           SIGNATURES
                           ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 15, 2003

                              ALFA International Corp.
                              ------------------------
                                   (Registrant)



                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer